                                                                      EXHIBIT 99



                        PRO FORMA FINANCIAL INFORMATION
                            OF PANAMSAT CORPORATION



     The Unaudited Pro Forma Financial Statements of PanAmSat Corporation ("PanAmSat") give effect to (i) the transactions contemplated by the merger (the "Merger") of PanAmSat International Systems, Inc. (then operating under its previous name, PanAmSat Corporation) ("PanAmSat International") and the Galaxy Satellite Services division ("Galaxy") of Hughes Communications, Inc. ("HCI") applying the purchase method of accounting with Galaxy as the acquiror of PanAmSat International and (ii) the loan by Hughes Electronics Corporation ("HE") of $1.725 billion to PanAmSat (the "New Financing") as if they had occurred at January 1, 1997 for purposes of the Unaudited Pro Forma Combined Statement of Income and on March 31, 1997 for purposes of the Unaudited Pro Forma Combined Balance Sheet. The Unaudited Pro Forma Combined Financial Statements do not purport to present the financial position or results of operations of PanAmSat had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

                              PANAMSAT CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              As of March 31, 1997
                                 (In thousands)

                                                                                 Historical
                                                              Historical          PanAmSat           Pro Forma          Pro Forma
                                                                Galaxy          International       Adjustments         PanAmSat
                                                             --------------    ----------------    --------------     --------------
ASSETS
      Cash and cash equivalents  . . . . . . . . . . . . . .          $ 32             $ 4,569         $ 225,000 (a)      $ 216,601
                                                                                                         (13,000)(b)
      Operating lease, sale and contract receivables . . . .        22,007              11,278                               33,285
      Net investment in sales-type leases  . . . . . . . . .        21,512                                                   21,512
      Prepaid expenses and other receivables . . . . . . . .        18,542               5,844                               24,386
      Deferred income taxes  . . . . . . . . . . . . . . . .        43,125                                                   43,125
                                                             --------------    ----------------    --------------     --------------
               Total current assets  . . . . . . . . . . . .       105,218              21,691           212,000            338,909
      Satellites and other property and equipment,
          net  . . . . . . . . . . . . . . . . . . . . . . .     1,044,761           1,255,274                            2,300,035
      Net investment in sales-type leases  . . . . . . . . .       342,439                                                  342,439
      Marketable securities and restricted cash  . . . . . .                           375,582            94,362 (c)        469,944
      Operating lease and other receivables  . . . . . . . .        38,404                                                   38,404
      Intangible assets, net of amortization . . . . . . . .        72,077                             2,483,171 (d)      2,555,248
      Deferred costs and other assets  . . . . . . . . . . .                             9,441            17,250 (e)         26,691
      Deferred income taxes  . . . . . . . . . . . . . . . .        24,427                                19,637 (f)              0
                                                                                                         (44,064)(f)
                                                             --------------    ----------------    --------------     --------------
               Total . . . . . . . . . . . . . . . . . . . .   $ 1,627,326         $ 1,661,988       $ 2,782,356        $ 6,071,670
                                                             ==============    ================    ==============     ==============
LIABILITIES AND NET INVESTMENT OF HUGHES
    ELECTRONOICS CORPORATION ("HE") /
    SHAREHOLDERS' EQUITY
      Accounts payable and accrued liabilities . . . . . . .      $ 24,356            $ 14,840          $ 90,000 (a)        146,446
                                                                                                          17,250 (e)
      Accrued in-orbit performance insurance . . . . . . . .        25,547                                                   25,547
      Deferred gains on sales and leasebacks . . . . . . . .        42,870                                                   42,870
      Deferred revenues  . . . . . . . . . . . . . . . . . .         6,406              11,159                               17,565
      Current portion of long-term debt  . . . . . . . . . .                             4,271                                4,271
                                                             --------------    ----------------    --------------     --------------
               Total current liabilities . . . . . . . . . .        99,179              30,270           107,250            236,699
      Due to affiliates  . . . . . . . . . . . . . . . . . .                                              17,000 (g)         17,000
      Long-term debt . . . . . . . . . . . . . . . . . . . .                           635,702            49,092 (h)      2,409,794
                                                                                                       1,725,000 (i)

      Accrued operating leaseback and contract
          expense  . . . . . . . . . . . . . . . . . . . . .        72,668                 643                               73,311
      Deferred gains on sales and leasebacks . . . . . . . .       224,035                                                  224,035
      Deferred revenues  . . . . . . . . . . . . . . . . . .        29,995              71,277                              101,272
      Deferred income taxes  . . . . . . . . . . . . . . . .             0              72,952           (44,064)(f)         28,888
                                                             --------------    ----------------    --------------     --------------
               Total liabilities . . . . . . . . . . . . . .       425,877             810,844         1,854,278          3,090,999
      Preferred stock/minority interest  . . . . . . . . . .                           340,200            69,660 (h)        409,860
      HE's net investment  . . . . . . . . . . . . . . . . .     1,201,449                            (1,201,449)(j)              0
      PanAmSat International Class A Common Stock
          ($0.01 par value, 100,000,000 shares authorized,
          40,459,432 shares issued and outstanding)  . . . .                               405              (405)(j)              0
      PanAmSat International Class B Common Stock
          ($0.01 par value, 100,000,000 shares authorized,
          40,459,431 shares issued and outstanding)  . . . .                               405              (405)(j)              0
      PanAmSat International Common Stock
          ($0.01 par value, 400,000,000 shares authorized,
          19,092,757 shares issued and outstanding)  . . . .                               191              (191)(j)              0
      PanAmSat Common Stock ($0.01 par
          value, 149,122,807 shares issued
          and outstanding) . . . . . . . . . . . . . . . . .                                               1,491 (j)          1,491
      Additional Paid-in-Capital . . . . . . . . . . . . . .                           477,612         2,091,708 (j)      2,569,320
      Retained Earnings  . . . . . . . . . . . . . . . . . .                            32,331           (32,331)(j)              0
                                                             --------------    ----------------    --------------     --------------
               Total . . . . . . . . . . . . . . . . . . . .   $ 1,627,326         $ 1,661,988       $ 2,782,356        $ 6,071,670
                                                             ==============    ================    ==============     ==============

        See notes to unaudited pro forma combined financial statements.

                                                    PANAMSAT CORPORATION
                                      UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                         For the Three Months Ended March 31, 1997
                                           (In thousands, except per share data)

                                                                               Historical
                                                            Historical          PanAmSat           Pro Forma           Pro Forma
                                                              Galaxy          International       Adjustments           PanAmSat
                                                           --------------    ----------------    ---------------     ---------------

Revenues
      Outright sales and sales-type leases                      $ 41,026           $       -          $       -            $ 41,026
      Operating leases, satellite services and other              86,527              75,256               (717) (k)        161,066
                                                           --------------    ----------------    ---------------     ---------------
             Total revenues                                      127,553              75,256               (717)            202,092
                                                           --------------    ----------------    ---------------     ---------------
Costs and Expenses
      Cost of outright sales and sales-type leases                16,422                   -                  -              16,422
      Leaseback expense, net of deferred gain                     15,417                   -                  -              15,417
      Depreciation and amortization                               14,585              16,208             15,520  (l)         46,313
      Direct operating costs                                       8,158               8,264               (717) (k)         15,705
      Selling, general and administrative expenses                 5,460              10,699                  -              16,159
      Reorganization costs                                             -                 675                  -                 675
                                                           --------------    ----------------    ---------------     ---------------
             Total                                                60,042              35,846             14,803             110,691
                                                           --------------    ----------------    ---------------     ---------------
      Operating income                                            67,511              39,410            (15,520)             91,401
      Interest expense, net                                       (1,778)              2,390            (31,605) (m)        (30,993)
      Other income                                                 1,232                   -                  -               1,232
                                                           --------------    ----------------    ---------------     ---------------
      Income before income taxes and minority interest            66,965              41,800            (47,125)             61,640
      Income tax expense                                          25,112              17,203            (12,642) (n)         29,673
      Minority interest                                                -                   -              7,892  (o)          7,892
                                                           --------------    ----------------    ---------------     ---------------
Net Income                                                        41,853              24,597            (42,375)             24,075
      Preferred stock dividend                                         -              11,129            (11,129) (o)              0
                                                           --------------    ----------------    ---------------     ---------------
      Net income to common shares                               $ 41,853            $ 13,468          $ (31,246)           $ 24,075
                                                           ==============    ================    ===============     ===============
      Income per share                                                                                                       $ 0.16
                                                                                                                     ===============

      Weighted average number of common shares
          outstanding                                                                100,420             48,703  (p)        149,123
                                                                             ----------------    ---------------     ---------------


        See notes to unaudited pro forma combined financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                         COMBINED FINANCIAL STATEMENTS
                         (DOLLAR AMOUNTS IN THOUSANDS)


The Unaudited Pro Forma Combined Financial Statements of PanAmSat give effect to the Merger applying the purchase method of accounting with Galaxy as the acquiror of PanAmSat International, the New Financing and certain related transactions as if they had occurred at January 1, 1997 for purposes of the Unaudited Pro Forma Combined Statement of Income and on March 31, 1997 for purposes of the Unaudited Pro Forma Combined Balance Sheet. The Unaudited Pro Forma Combined Financial Statements do not purport to present the financial position or results of operations of PanAmSat had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.


The Unaudited Pro Forma Combined Statement of Income does not give effect to (i) any cost savings that may be realized as a result of the combination of the two companies nor (ii) nonrecurring costs that may be incurred after the consummation of the Merger, primarily related to employee relocations and facility modification-related expenses. The significance of such potential cost savings and nonrecurring cost increases will depend on how PanAmSat decides in the future to structure its operations.

The following pro forma adjustments were made:

(a) To record cash proceeds and tax liability related to the sale of direct-to-home television rights in certain foreign markets (the "DTH Options") to an affiliate concurrent with the Merger.


(b) To reflect the expected cost of repurchasing PanAmSat International's outstanding stock options.


(c) To record estimated cash required to be contributed by HCI and/or HE to partially fund the construction and launch costs of various Galaxy spacecraft pursuant to the Agreement and Plan of Reorganization dated September 20, 1996 (as amended April 4, 1997) entered into among HCI, Hughes Communications Galaxy, Inc., Hughes Communications Satellite Services, Inc., Hughes Communications Services, Inc., Hughes Communications Carrier Services, Inc., Hughes Communications Japan, Inc., PanAmSat International and PanAmSat.

                          NOTES TO UNAUDITED PRO FORMA
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)

(d) To record the increase in intangible assets representing the excess of the purchase price over the fair value of the net assets acquired:



Cash portion of the aggregate consideration (the "Merger Consideration") paid to holders of PanAmSat International's Class A Common Stock, Class B Common Stock
 and Common Stock (collectively, the "PAS Common Stock") in connection with the Merger......................................................................  $1,500,000
Estimated fair value of the equity portion of the Merger Consideration...........   1,275,000
Estimated transaction fees, costs and expenses...................................      17,000
PanAmSat International historical equity at March 31, 1997.......................    (510,944)
Adjustment to fair value of existing PanAmSat International indebtedness and
 preferred stock.................................................................     118,752
Adjustment for the repurchase of PanAmSat International stock options............      13,000
Adjustment to deferred income taxes..............................................     (19,637)
Adjustment for current income taxes payable......................................      90,000
                                                                                   ----------
             Net increase in intangible assets...................................  $2,483,171
                                                                                   ==========



     Based on the results of an outside appraisal, the fair values of PanAmSat International's satellites, based on their estimated replacement costs, approximate their existing net book values. Except as indicated in note (f) and note (h) below, the fair values of the remaining net assets of PanAmSat International are assumed to approximate their existing net book values.


(e)  To accrue estimated debt issuance costs.  See note (i) below.


(f) To record deferred income taxes in connection with the increase in the carrying values of the existing PanAmSat International indebtedness and to net the non-current deferred income tax liability with the non-current deferred income tax assets.


(g) To record payable to HE for reimbursement of estimated transaction fees, costs and expenses expected to be paid by HE.


(h) To increase the carrying values of existing PanAmSat International indebtedness and preferred stock to their respective fair values as required by the purchase accounting treatment of the Merger.


(i) To reflect anticipated borrowings. HE will provide the New Financing from intercompany funding provided by General Motors Corporation.

                          NOTES TO UNAUDITED PRO FORMA
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)

(j) To give effect to the issuance of approximately 149,123,000 shares of PanAmSat common stock, $0.01 par value, and other capital transactions in connection with the Merger.


  Estimated fair value of the equity portion of the Merger Consideration . . . . . .     $1,275,000
  PanAmSat International historical equity . . . . . . . . . . . . . . . . . . . . .       (510,944)
  Estimated cash required to be contributed by HCI for satellite construction
    and launch costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         94,362
                                                                                           --------
                                                                                           $858,418
                                                                                           ========


     The estimated fair value of the equity portion of the Merger Consideration represents the difference between the aggregate total consideration ($3 billion) and the maximum aggregate cash consideration to be paid in connection with the Merger of $1.5 billion (defined as the product of (x) $15, and (y) the aggregate number of shares of PAS Common Stock issued and outstanding immediately prior to the effective time of the Merger (approximately 100,000,000).


(k) To eliminate intercompany revenues, costs and transactions between Galaxy and PanAmSat International.


(l) To reflect amortization of the excess of the purchase price of PanAmSat International over the preliminary estimate of the fair value of the net assets acquired using the straight-line method over 40 years.


(m)  To adjust interest expense as follows:



                                                                      Three Months Ended
                                                                          March 31, 1997
                                                                      ------------------


To reflect pro forma interest expense at an assumed rate of 8.0%
 (six-month LIBOR plus 2%) related to the borrowings contemplated by the Merger including amortization of debt issuance costs............... $35,940
To reduce interest expense to reflect the amortization of the adjustment to fair value of existing PanAmSat International indebtedness ............  (4,335)
                                                                             -------
Net increase in interest expense...........................................  $31,605
                                                                             =======




(n) To reflect income taxes at an assumed marginal rate of 40% on the pro forma adjustments described in note (m) above. Amortization of goodwill is not deductible for tax purposes.

                          NOTES TO UNAUDITED PRO FORMA
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)

(o) To reclassify the preferred stock dividend of subsidiary to minority interest and to reflect amortization of the adjustment to fair value of preferred stock of subsidiary (historical PanAmSat International) of $3,237.



(p) Represents the difference between PanAmSat International's weighted average common shares and the number of shares of PanAmSat Common Stock that are assumed to be outstanding upon consummation of the Merger.